EXHIBIT 21.1

SUBSIDIARIES LIST

Entity Name	Jurisdiction of Incorporation or Formation

1262 East 14th Purchaser, LLC	New York
10909 McCormick Road LLC	Delaware
17771 Cowan LLC	Delaware
360 Market Place, LLC	Delaware
3925 Brookside Parkway LLC	Delaware
400 Executive Boulevard Southington, LLC	Delaware
4455 LBJ Freeway LLC	Delaware
7125 West Jefferson LLC	Delaware
723 St. Nicholas Holdings LLC	New York
800 Superior, LLC	Delaware
800 Superior NMTC Investment Fund II LLC	Ohio
AA Gadget Repair Limited	Ireland
Advantage Comp, Inc.	New Jersey
AFS Realty Holdings, LLC	Delaware
AFS Realty Member, LLC	Delaware
Agent Alliance Reinsurance Company, Ltd.	Bermuda
AII Insurance Management Limited	Bermuda
AII Investment Holdings Ltd.	Bermuda
AII Reinsurance Broker Ltd.	Bermuda
AmCafe LLC	Delaware
AmCom Insurance Services, Inc.*	California
AMT Agency Holdings, Inc.*	Delaware
AMT Capital Holdings, S. A.	Luxembourg
AMT Capital Holdings III S.A.	Luxembourg
AMT Chronos S.A.	Luxembourg
AMT Consumer Services, Inc.	Delaware
AMT Corporate Member Holdings Limited	England
AMT Direct Services Holdings LLC	Delaware
AMT Direct Title, LLC	Delaware
AMT Exchequer Court Limited	England
AMT Exchequer (Jersey) No. 1 Limited	Jersey
AMT Exchequer (Jersey) No. 2 Limited	Jersey
AMT Global Realty Holdings LLC	Delaware
AMT Global, LLC	Delaware
AMT Home Protection Company	California
AMT Investments LLC	Delaware
AMT Mortgage Insurance Limited	United Kingdom
AMT Mortgage Services Limited	United Kingdom
AMT NY Realty Holdings, LLC	New York
AMT Plutus S.A.	Luxembourg

*Majority interest transferred effective February 28, 2018.  For additional information, see Note 28. “Subsequent Events.”

Entity Name	Jurisdiction of Incorporation or Formation
AMT RE NY Holdings LLC	Delaware
AMT Road Services Corp.*	Delaware
AMT Ventures Holdings LLC	Delaware
AMT Warranty Corp.*	Delaware
AMT Warranty Corp. of Canada, ULC*	Alberta, Canada
AMT Warranty Solutions, Inc.*	Delaware
AMTCS Holdings, Inc.	Delaware
AmTrust Agency Holdings LLC	Delaware
AmTrust Agriculture Insurance Services, LLC	California
AmTrust at Lloyd’s Limited	England
AmTrust Bermuda I Ltd.	Bermuda
AmTrust Bermuda II Ltd.	Bermuda
AmTrust Bermuda III Ltd.	Bermuda
AmTrust Bermuda IV Ltd.	Bermuda
AmTrust Captive Solutions Limited	Luxembourg
AmTrust Cayman Reinsurance Company, Ltd.	The Cayman Islands
AmTrust Central Bureau of Services Ltd.	England
AmTrust Claims Management SrL.	Italy
AmTrust Corporate Capital Limited	England
AmTrust Corporate Member Limited	England
AmTrust Corporate Member Two Limited	England
AmTrust E&S Insurance Services, Inc.	Delaware
AmTrust Equity Solutions, Ltd.	Bermuda
AmTrust Europe Legal, Limited	England
AmTrust Europe Limited	England
AmTrust France SAS	France
AmTrust Gestion Bolivia S.R.L.	Bolivia
AmTrust Gestion Paraguay S.A.	Paraguay
AmTrust Gestion Peru S.A.C.	Peru
AmTrust Holdings Luxembourg S.à.r.l.	Luxembourg
AmTrust Insurance Agency Italy S.r.L.	Italy
AmTrust Insurance Company of Kansas, Inc.	Kansas
AmTrust Insurance Luxembourg S.A.	Luxembourg
AmTrust Insurance Services Norway AS	Norway
AmTrust Insurance Services Sweden AB	Sweden
AmTrust Insurance Spain, S.L.U.	Spain
AmTrust International Bermuda Ltd.	Bermuda
AmTrust International Insurance, Ltd.	Bermuda
AmTrust International Limited	England
AmTrust International Underwriters DAC	Ireland
AmTrust Ireland Holdings Limited	Ireland
AmTrust Ireland Holdings II Limited	Ireland
AmTrust Italia S.R.L.	Italy
AmTrust Lloyd’s Holdings Limited	The Cayman Islands
AmTrust Lloyd’s Holdings (UK) Limited	United Kingdom

*Majority interest transferred effective February 28, 2018.  For additional information, see Note 28. “Subsequent Events.”

Entity Name	Jurisdiction of Incorporation or Formation
AmTrust Management & Consultancy (China) Co., Ltd.	China
AmTrust Management Services Limited	England
AmTrust Management Services Ireland Limited	Ireland
AmTrust Mobile Solutions India Holdings Private Limited	India
AmTrust Mobile Solutions India Private Limited	India
AmTrust Mobile Solutions Malaysia Holdings Sdn Bhd	Malaysia
AmTrust Mobile Solutions Malaysia Sdn Bhd	Malaysia
AmTrust Mobile Solutions Philippines Inc.	Philippines
AmTrust Mobile Solutions Singapore PTE, LTD	Singapore
AmTrust Netherlands Holdings B.V.	Netherlands
AmTrust Nordic Holding AB	Sweden
AmTrust Nordic, AB	Sweden
AmTrust North America, Inc.	Delaware
AmTrust North America of Florida, Inc.	Florida
AmTrust North America of Texas, Inc.	Delaware
AmTrust Revive Limited	United Kingdom
AmTrust Search and Production LLC	Delaware
AmTrust Syndicate Holdings Limited	England
AmTrust Syndicate Services Limited	England
AmTrust Syndicates Ltd.	England
AmTrust Title Insurance Company	New York
AmTrust Underwriters, Inc.	Delaware
AmTrust Underwriting Limited	England
AmTrust Warranty Holdings LLC	Delaware
AMTS Holding Corp.*	Delaware
AmVenture Insurance Agency, Inc.	Delaware
AmVenture Marketing Services, Inc.	Delaware
ANV Corporate Name Ltd.	United Kingdom
ANV Global Services Inc.	New York
ANV Global Services Ltd.	United Kingdom
ANV Holding B.V.	Netherlands
ANV Holdings (UK) Ltd.	United Kingdom
ANV International B.V.	Netherlands
ANV MGA Services B.V.	Netherlands
ANV Risk B.V.	Netherlands
ANV Services US, Inc.	Delaware
ANV Syndicate Management Ltd.	United Kingdom
Arc Legal Assistance Limited	United Kingdom
ARI Casualty Company	New Jersey
ARI Holdo Inc.	Delaware
ARI Insurance Company	Pennsylvania
Associated Industries Insurance Company, Inc.	Florida
Assure Space, LLC	Delaware
Automotive Assurance Group, LLC*	Florida
Boca NW65, LLC	Delaware

*Majority interest transferred effective February 28, 2018.  For additional information, see Note 28. “Subsequent Events.”

Entity Name	Jurisdiction of Incorporation or Formation
Builders & Tradesmen’s Insurance Services, Inc.*	California
Builders Insurance Services, LLC	Delaware
BusinessBlocks Technologies, Inc.	Delaware
Canada Warranty Solutions, LLC*	Washington
Canyon State Auto Insurance Services, Inc.	Arizona
Capital Alpha Holdings, LLC	Delaware
Capital Oakland Holdings, LLC	Delaware
Car Care Pension Trustees Limited	England
Car Care Plan do Brasil Participacoes LTDA	Brazil
Car Care Plan GmbH	Germany
Car Care Plan (Holdings) Limited	England
Car Care Plan Limited	England
Car Care Plan Management Services Limited	England
Car Care Plan Turkey Danişanlik Anonim Şirketi	Turkey
Caravan Security Storage Limited	England
CLE Investments Limited	United Kingdom
CNH Industrial Canada Insurance Agency Ltd.*	Alberta, Canada
CNH Industrial Insurance Agency, Inc.*	Delaware
Collegiate Insurance Brokers Limited	England
Collegiate Limited	England
Collegiate Management Services Limited	England
Commercial Care Plan Limited	England
Composite Assistance Limited	United Kingdom
Composite Holdings Limited	United Kingdom
Composite Legal Expenses Limited	United Kingdom
Composite Legal Services Limited	United Kingdom
Cord Holdings LLC	Delaware
CorePointe Insurance Agency, Inc.	Michigan
CorePointe Insurance Company	Delaware
CPP Direct, LLC	Delaware
CPP Florida, LLC	Florida
CPP Travel, LLC	Delaware
CPP Warranties, LLC	Delaware
Dent Wizard Ventures Limited	United Kingdom
Dent Wizard (UK) Limited	United Kingdom
DWV Smart Repair Solutions Limited	United Kingdom
Developers Surety and Indemnity Company	California
Direct Reinsurance, Ltd.	Turks and Caicos Islands
Dore & Associates Holdings Limited	England
Dore Underwriting Services Limited	England
Eagle General Agency, Inc.	Texas
East Ninth & Superior, LLC	Delaware
Finagra Grains Limited	United Kingdom
Finagra Group Limited	United Kingdom
Finagra USA Inc.	Connecticut

*Majority interest transferred effective February 28, 2018.  For additional information, see Note 28. “Subsequent Events.”

Entity Name	Jurisdiction of Incorporation or Formation
First Nationwide 1031 LLC	New York
First Nationwide Title Agency LLC	New York
First Nationwide Title Agency of Texas, LLC	Texas
First Nonprofit Companies, Inc.*	Illinois
First Nonprofit Insurance Agency, Inc.	Illinois
First Nonprofit Insurance Company	Delaware
FSO2 LLC	Delaware
Gadget Repair Solutions Limited	England
Gadget Repair Solutions PTE LTD	Singapore
Georgia Dealer Consulting, Inc.*	Georgia
Heritage Indemnity Company	California
Heritage Mechanical Breakdown Corporation*	Delaware
I.G.I. Administration Services Limited	England
I.G.I. Intermediaries Limited	England
Indemnity Company of California	California
Insco Insurance Services, Inc.	California
Integrated Alpha, LLC	Delaware
LAE Insurance Services, Inc.*	California
Lion Capital Alpha, LLC	Delaware
Lion Capital Beta, LLC	Delaware
Mayfield Agency Bidco Inc.	Delaware
Mayfield Agency Borrower Inc.	Delaware
Mayfield Agency Midco Inc.	Delaware
Mayfield Agency Parent Inc.	Delaware
Mayfield Holdings LLC	Delaware
Mayfield WarrantyCo Bidco Inc.	Delaware
Mayfield WarrantyCo Borrower Inc.	Delaware
Mayfield WarrantyCo Midco Inc.	Delaware
Mayfield WarrantyCo Parent Inc.	Delaware
Milford Casualty Insurance Company	Delaware
Mobile Repair Solutions Malaysia SDN BHD	Malaysia
Motors Insurance Company Limited	England
N.V. Belegging-en Beheermaatschapij	Netherlands
National Home Surety Inc.	Delaware
Nationale Borg Reinsurance N.V.	Curaçao
Nationale Waarborg B.V.	Netherlands
NJ Realty Partners, LLC	Delaware
Northcoast Warranty Services, Inc.	Delaware
Northcoast Solutions of Canada, ULC	British Columbia, Canada
Oakwood Village Ltd.	England
Oryx Insurance Brokerage, Inc.*	New York
OwnerGUARD Agency*	California
OwnerGUARD Corporation*	California
OwnerGUARD University*	California
PBOA, Inc.	Florida

*Majority interest transferred effective February 28, 2018.  For additional information, see Note 28. “Subsequent Events.”

Entity Name	Jurisdiction of Incorporation or Formation
PDP Group, Incorporated*	Maryland
PDP Holdings, Inc.*	Maryland
Pedigree Livestock Insurance Limited	England
Pitcher & Doyle, ULC*	Canada
Plutus Holdings Gamma LLC	Delaware
Primero Seguros, S.A. de C.V.	Mexico
PT AmTrust Mobile Solutions Indonesia	Indonesia
PT AmTrust Mobile Solutions Indonesia Holdings	Indonesia
REAF Holdings LLC	Delaware
Redray Pte. Ltd.	Singapore
Republic Companies, Inc.	Delaware
Republic Diversified Services, Inc.	Delaware
Republic Fire and Casualty Insurance Company	Oklahoma
Republic Group No. Two Company	Missouri
Republic Lloyds	Texas
Republic Underwriters Insurance Company	Texas
Republic-Vanguard Insurance Company	Arizona
Right2Claim Limited	England
Risk Services-Arizona, Inc.*	Arizona
Risk Services (Bermuda) Ltd.*	Bermuda
Risk Services (Hawaii), Ltd.*	Hawaii
Risk Services, LLC*	Virginia
Risk Services-Nevada, Inc.*	Nevada
Risk Services-Vermont, Inc.*	Vermont
Rochdale Insurance Company	New York
Rock Run South, LLC	Delaware
Rocklin Sierra College, LLC	Delaware
RS Acquisition Holdco, LLC*	Delaware
RS-AIF LLC	Delaware
Security National Insurance Company	Delaware
Sequoia Indemnity Company	Nevada
Sequoia Insurance Company	California
Shanghai First Response Service Co. Ltd.	China
Signal Acquisition LLC	Delaware
Signal Service Solutions, LLC	Delaware
Southern County Mutual Insurance Company	Texas
Southern Insurance Company	Texas
Southern Underwriters Insurance Company	Oklahoma
Technology Insurance Company, Inc.	Delaware
Tecprotec AVA Sdn Bhd	Malaysia
Tecprotec LLC	Russia
The CPP Insurance Agency LLC	Delaware
The Finest Service Organization LLC	Delaware
Therium Capital Management Limited	England
Therium Finance ICC	Jersey

*Majority interest transferred effective February 28, 2018.  For additional information, see Note 28. “Subsequent Events.”

Entity Name	Jurisdiction of Incorporation or Formation
Therium Group Holdings Limited	Jersey
Therium Inc.	Delaware
Therium Luxembourg Sarl	Luxembourg
Tiger Capital, LLC	Delaware
TMI Solutions, LLC*	Washington
TN Investment LLC	Delaware
ToCo Warranty Corp.	Delaware
Total Program Management, LLC*	New York
Unified Grocers Insurance Services	California
Vemeco, Inc.*	Connecticut
Vista Surety Insurance Solutions, LLC	California
Warrantech Automotive, Inc.*	Connecticut
Warrantech Automotive of Canada, Inc.*	Ontario, Canada
Warrantech Automotive of Florida, Inc.*	Florida
Warrantech Caribbean, LTD.*	Grand Cayman Islands
Warrantech Consumer Product Services, Inc.*	Connecticut
Warrantech Corporation*	Nevada
Warrantech Direct, Inc.*	Texas
Warrantech Home Assurance Company*	Florida
Warrantech Home Service Company*	Connecticut
Warrantech International, Inc./Chile/Limitada	Chile
Warrantech International, Inc.	Delaware
Warrantech Management Company*	Delaware
Warrantech Peru SRL	Peru
Warranty Solutions Administrative Services, Inc.*	Florida
Warranty Solutions Management Corporation*	California
WCPS of Florida, Inc.*	Florida
Wesco Insurance Company	Delaware
Westlake Insurance Company (Bermuda), Ltd.	Bermuda
Westport Reinsurance Limited	Turks and Caicos Islands
Westside Parkway GA, LLC	Delaware
WHSC Direct, Inc.	Texas
WS Aftermarket Services Corporation*	Delaware

*Majority interest transferred effective February 28, 2018.  For additional information, see Note 28. “Subsequent Events.”